Exhibit 23.2




                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     We do hereby consent to the use of our name in "Item 2. Properties" of the Annual Report on Form 10-K of Stone Energy Corporation (the "Company") for the year ended December 31, 2001.


                                                ATWATER CONSULTANTS, LTD.


                                                        By: /s/ Mike Beifus
                                                            ----------------
                                                                Mike Beifus
                                                           Reservoir Engineer
         New Orleans, Louisiana
         March 19, 2002